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                                 AMENDMENT NO. 1
                             TO EMPLOYMENT AGREEMENT


Amendment No. l to the Employment Agreement dated as of May 5, 1997 (the "Employment Agreement") between Riddell Sports Inc., a Delaware corporation, (the "Company") and W. Kline Boyd ("Mr. Boyd")

WHEREAS, Mr. Boyd has been elected Senior Vice President and General Manager - Varsity Spirit Fashions of Varsity Spirit Corporation ("Varsity").

WHEREAS, the Employment Agreement, unless extended, expires on the June 19, 1999 and the Company wishes to provide Mr. Boyd incentives to continue providing leadership in the Company and to extend the term of the Employment Agreement.

NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged the parties agree as follows:

         1. Section 1 of the Employment Agreement be and hereby is amended to provide in full as follows:

                          "1. Employment. This agreement is for the two-year period (the "Employment Period") commencing on June 19, 1999 and terminating on June 19, 2001 or upon earlier termination of the Executive's employment.

         2. The Company's obligations under Section 2, "Inducement for Employment" have been fulfilled by the Company.

Dated: August 2, 1999



                                                  RIDDELL SPORTS INC.


                                                  By:   /s/ David Groelinger
                                                     ------------------------
                                                     David Groelinger
                                                     EVP & CFO


                                                  EXECUTIVE:

                                                   /s/ W. Kline Boyd
                                                  ----------------------------